SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                      |X|
Filed by a Party other than the Registrant   |_|
Check the appropriate box:

| |  Preliminary Proxy Statement                   |_|  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Julius Baer Global High Yield Bond Fund

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

                          JULIUS BAER INVESTMENT FUNDS
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                            NOTICE OF SPECIAL MEETING
                                SEPTEMBER 8, 2006

                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND
                 (a series of the Julius Baer Investment Funds)

                                 ---------------

To the Shareholders of Julius Baer Global High Yield Bond Fund:

      Notice is hereby given that a special meeting of the shareholders of the Julius Baer Global High Yield Bond Fund (the "Fund"), a series of the Julius Baer Investment Funds (the "Trust"), will be held at the offices of the Trust, 330 Madison Avenue, New York, New York 10017 at 9:00 a.m. Eastern time, on September 8, 2006 for the following purposes:

      1. To consider the approval of a change in the fundamental investment policy of the Fund; and

      2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Fund has fixed the close of business on July 11, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED PRIOR TO THE SPECIAL MEETING.

                                  By Order of the Board of Trustees,


                                  John Whilesmith
                                  Secretary

July 27, 2006

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN "STREET NAME" MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                     VALID SIGNATURE
                    ------------                     ---------------

CORPORATE ACCOUNTS
(1) ABC Corp. ...............................    ABC Corp.
(2) ABC Corp.                                    John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer..................    John Doe
(4) ABC Corp. Profit Sharing Plan............    John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust ...............................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78......    Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA ................................    John B. Smith
(2) John B. Smith ...........................    John B. Smith, Jr., Executor

                          JULIUS BAER INVESTMENT FUNDS
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                                 PROXY STATEMENT
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                SEPTEMBER 8, 2006

                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND

                                 ---------------

                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Julius Baer Global High Yield Bond Fund (the "Fund"), a series of Julius Baer Investment Funds (the "Trust"), for use at its special meeting of shareholders to be held on September 8, 2006 at 9:00 a.m. EDT, at the offices of the Trust, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments and postponements thereof (collectively, the "Special Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

    At the Special Meeting, shareholders will be asked to consider and vote on the following:

      1.   The approval of a change in the investment policy of the Fund; and

      2. The transaction of such other business as may properly come before the Special Meeting.

SOLICITATION OF PROXIES AND VOTING INFORMATION

    The Board is soliciting votes from shareholders of the Trust with respect to a change in the investment policy of the Fund as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is July 27, 2006. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

    The Board has set the close of business on July 11, 2006, as the record date (the "Record Date"), and only shareholders of record who owned shares of the Trust on the Record Date will be entitled to vote at the Special Meeting. If you do not expect to attend the Special Meeting, please sign and return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or through the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the change in the investment policy of the Fund as described in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Special Meeting is included at the end of this Proxy Statement under "Voting Information."

                                   PROPOSAL 1

              APPROVAL OF A CHANGE IN FUNDAMENTAL INVESTMENT POLICY

         The purpose of this proposal is to approve a change in the fundamental investment policy of the Fund. The Fund's current investment policy is to invest at least 80% of its net assets in a diversified portfolio of high yielding instruments (commonly known as "junk bonds") of issuers located throughout the world. The proposed investment policy is to invest 80% of its net assets in high income producing instruments. The proposed change would allow Julius Baer Investment Management LLC (the "Adviser") to invest in a broader range of high income producing instruments, including those that are not categorized as below investment grade bonds. Accordingly, at any given time, the Fund may invest less than 80% of its net assets in junk bonds. If shareholders approve Proposal 1, management intends to change the name of the Fund to the Julius Baer Global High Income Fund.

         The Fund operates according to its stated investment policy. The Fund's investment policies, restrictions, strategies and activities are guided by, and intended to achieve the Fund's stated policy. The Fund's investment policy is fundamental, meaning that it may not be changed without shareholder approval.

         The Adviser believes that the change in the investment policy will provide the Adviser with the flexibility to maximize total return in various market environments and benefit shareholders.

         Under the Fund's current investment policy, the Fund's risks include:

   o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks, such as interest rate and income risk generally, will be reduced.

   o Credit Risk: the possibility that an issuer will fail to make timely payments of interest or principal.

       o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher grade securities.

       o GOVERNMENT SPONSORED ENTITIES RISK: The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

   o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

   o Interest Rate Risk: the possibility that the market value of the debt securities will decline because of rising interest rates.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities may lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of options, forward contracts, swaps and warrants, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Emerging Market Risk: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price fluctuations in emerging market securities than other foreign securities.

         If Proposal 1 passes, the Fund's new investment policy will continue to be subject to many, if not all, of these same risks; however, because the Adviser will have the flexibility to invest in a greater variety of high income producing instruments, the degree to which the Fund is subjected to certain of the above-mentioned risks may increase or decrease. For example, to the extent that the Fund purchases investment grade securities, the "below investment grade securities risk" identified above may be reduced.

         The proposed change in the investment policy will not involve a change in the Fund's principal investment strategies, except that the Adviser will have the flexibility to invest in a greater variety of high income producing instruments. Such instruments may include, without limitation: corporate bonds, domestic and international government and quasi-governmental bonds, bonds issued by supra-national entities (such as the World Bank), corporate bonds convertible into common equity, preferred stocks, Canadian income trusts, asset-backed securities, structured notes, and credit derivative swaps. Instruments in which the Fund invests may be issued by entities domiciled in the U.S. or other developed nations or they may be issued by entities domiciled in nations commonly considered to be "emerging" nations. Any of these instruments may be denominated in U.S. dollars or in foreign currencies of either developed or emerging nations. In keeping with its investment goals, the Fund intends to continue to invest primarily in securities rated below BBB-/Baa3 by S&P and Moodys, respectively (commonly considered "high yield bonds"). However, the Fund may also invest in high income producing "investment grade" securities (securities rated BBB-/Baa3 or above).

         The Fund intends to continue to distribute to its shareholders substantially all of its income and capital gains on a monthly basis. As the Fund may have a higher concentration of assets in non-income producing securities, monthly dividend distributions may be reduced.

         In making its determination that Proposal 1 is in the best interests of the Fund's shareholders, the Board primarily considered the increased flexibility that the policy would provide. The Board determined that such flexibility would allow the Adviser to maximize total return in various market environments. Although not a principal factor, the Board also considered that the new policy may facilitate the marketing of the Fund.

BOARD RECOMMENDATION

THE BOARD HAS CONCLUDED THAT PROPOSAL 1 IS IN THE BEST INTEREST OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

    Proxy solicitations will be made, beginning on or about July 27, 2006, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund, the Adviser, and the Transfer Agent of the Trust, US Bancorp Fund Services, LLC. The Trust has retained the proxy communications and solicitation advisory firm of D.F. King & Co., Inc. ("D.F. King"), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies.

    The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

REPORT TO SHAREHOLDERS

    The Fund's Annual Report to shareholders for the fiscal year ended October 31, 2005, which contains audited financial statements, and the Semi-Annual Report to shareholders, for the period ended April 30, 2006, which contains unaudited financial statements, were previously sent to shareholders. An additional copy of these reports may be obtained without charge by calling, toll-free, 1-800-387-6977 or mailing a request to: Julius Baer Investment Funds, c/o US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

INFORMATION ABOUT SERVICE PROVIDERS

    ADVISER. Julius Baer Investment Management LLC located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund.

    DISTRIBUTOR. Quasar Distributors Services, LLC, located at 615 E. Michigan Street, Milwaukee WI 53202, services as the distributor of the Fund's shares.

    CUSTODIAN AND ADMINISTRATOR. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, serves as the custodian and administrator to the Fund.

    PROXY SOLICITOR. D.F. King & Co., Inc., located at 48 Wall Street, New York, NY 10005, serves as the proxy solicitor for the Fund.


OWNERSHIP OF SHARES

    To the knowledge of the Fund, the persons shown on EXHIBIT 1 to this Proxy Statement were the record or beneficial owners of more than 5% of any class of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

    The meeting is a special meeting of shareholders. The Fund is not required to, nor does it currently intend to, hold annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Secretary of the Trust at Julius Baer Investment Funds, 330 Madison Avenue, New York, New York 10017. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the Trust begins to print and mail the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

    Shareholders who wish to communicate with the Board or individual Trustees should write to the Board of Trustees or the particular Trustee in care of the Trust, at the offices of the Trust. All communications will be forwarded directly to the Board of Trustees or the individual Trustee.

TRUSTEE ATTENDANCE AT MEETINGS OF SHAREHOLDERS

    Because meetings of shareholders are very infrequent, the Trust has not adopted a policy regarding Trustee attendance at meetings. However, Trustees are encouraged to attend meetings.

OTHER MATTERS TO COME BEFORE SPECIAL MEETING

    The Board does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

RECORD DATE

    The Fund currently offers two separate classes of shares: Class A shares and Class I shares. Both Class A shares and Class I shares have a par value of $.001 per share. The table below shows the outstanding shares of each class of each Fund on the Record Date.

----------------------- ---------------------------- ---------------------------- ---------------------
FUND                    OUTSTANDING CLASS A SHARES   OUTSTANDING CLASS I SHARES           TOTAL
----------------------- ---------------------------- ---------------------------- ---------------------
Global High Yield
Bond Fund                      3,561,569.735                1,818,429.071             5,379,998.806
----------------------- ---------------------------- ---------------------------- ---------------------

    Each share outstanding on the Record Date is entitled to one vote on all matters submitted to shareholders at the Special Meeting, with pro rata voting rights for any fractional shares.

VOTE REQUIRED

    Approval of the proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. If the proposal is not approved by the Fund's shareholders, the current investment policy for the Fund will continue. Votes to ABSTAIN and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority of vote on the particular matter) will have the same effect as votes cast AGAINST Proposal 1.

VOTING INSTRUCTIONS FOR SHARES HELD IN NAME OF SHAREHOLDER

    Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the change in the investment policy as described in this proxy statement. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote.

MAILING OF PROXY

    One proxy statement is being delivered to multiple security holders who share an address unless the Fund has received alternate instructions. Upon written or oral request, the Fund will deliver a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. A separate copy of the proxy statement may be obtained without charge by calling 1-800-387-6977 or mailing a request to: Julius Baer Global High Yield Bond Fund. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

    Any shareholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

REVOKING A PROXY

    Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the annual meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Annual Meeting ALONE does not revoke a previous properly given proxy.

QUORUM; ADJOURNMENT

    A quorum of shareholders is necessary to take action at the Special Meeting. Under the by-laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting. The failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Trust to additional expenses.

    Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder's shares in its name, the Fund expects that the broker will be entitled to vote those shares on the change in the investment policy as described in this proxy statement even if the broker has not received instructions from the shareholder. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the change in the investment policy as described in this proxy statement is considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

    In the event that a quorum is not present at the Special Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the change in the investment policy as described in this proxy statement in favor of such an adjournment and will vote those proxies required to WITHHOLD on any change in investment policy any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

                                    EXHIBIT 1

                              BENEFICIAL OWNERSHIP
                              (AS OF JUNE 15, 2006)

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES               PERCENTAGE OF CLASS
Charles Schwab & Co Inc.                                  1,044,354.411 Class A          30%
Special Custody A/C FBO Benefit of MERS
101 Montgomery Street
San Francisco, CA 94104

UBS AG                                                    1,061,049.778 Class A          30%
Omnibus Reinvest Account
101 Park Avenue
New York, NY 10178

Charles Schwab & Co Inc.                                  945,696.384 Class I            60%
Special Custody A/C FBO Benefit of MERS
101 Montgomery Street
San Francisco, CA 94104

The Municipal Fire & Police Retirement System of
Iowa                                                      242,660.012 Class I            15%
2836 104th Street
Des Moines, IA 50322

Atwell & Co                                               201, 538.428 Class I           13%
PO Box 456
Wall Street Station
New York, NY 10005
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                                                     VOTE BY MAIL
                                                     Mark,  sign and date your  proxy card and return
                                                     it in the postagepaid  envelope we have provided
                                                     or return it to  Investors  Bank and Trust,  c/o
PROXY TABULATOR                                      ADP, 51 Mercedes Way, Edgewood, NY 11717.
P.O. BOX 9112
FARMINGDALE, NY 11735






TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      GLOBH1     KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------
                                                                            DETACH AND RETURN THIS PORTION ONLY












===============================================================================================================
JULIUS BAER GLOBAL HIGH YIELD BOND FUND                                                                   ----
                                                                                                              |
                                                                                                              |




VOTE ON PROPOSAL
                                                                                         FOR  AGAINST  ABSTAIN
1.  To approve a change in the fundamental investment policy of the Fund.                [_]    [_]      [_]








PLEASE SIGN, DATE AND RETURN PROMPTLY
      IN THE ENVELOPE PROVIDED


NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


---------------------------------- -------------                 --------------------------------- ------------

---------------------------------- -------------                 --------------------------------- ------------
Signature [PLEASE SIGN WITHIN BOX]Date                           Signature (Joint Owners)          Date
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                                    JULIUS BAER GLOBAL HIGH YIELD BOND FUND
                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The  undersigned  hereby  appoints  Anthony  Williams,  Rainer L.C. Frost and John Whilesmith and each of them, attorneys and proxies for the undersigned,  with full powers of substitution  and revocation,  to represent the undersigned and to vote on behalf of the undersigned all shares of Julius Baer Global High Yield Bond Fund (the
"Fund"),  which the  undersigned is entitled to vote at the Special  Meeting of  Shareholders of the Fund to be
held at the offices of the Fund, 330 Madison Avenue,  Floor 12A, New York, New York 10017, on September 8, 2006
at 9:00 a.m., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the
Notice of Special  Meeting and Proxy  Statement and hereby  instructs  said  attorneys and proxies to vote said shares as indicated hereon. A majority of the proxies present and acting on the Special Meeting in person or by substitute  (or, if only one shall be so present,  then that one) shall have and may  exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This Proxy, if properly executed,  will be voted in the manner directed by the undersigned  shareholder.  IF NO
DIRECTION  IS MADE,  THIS PROXY WILL BE VOTED  "FOR"  PROPOSAL  1. PLEASE  REFER TO THE PROXY  STATEMENT  FOR A
DISCUSSION OF THE PROPOSAL.


                                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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